Exhibit 10.2

CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 13, 2018 (the “Amendment Effective Date”), is entered into by and among (a) (i) Oak Street Health, LLC, an Illinois limited liability company (“Oak Street Health”), (ii) Oak Street Health MSO, LLC, an Illinois limited liability company (“Oak Street Health MSO”), (iii) Acorn Network, LLC, an Illinois limited liability company (“Acorn Network”), (iv) Oak Street Health Physicians Group, P.C., an Illinois professional corporation (“OSH Physicians”), (v) OSH-IL Physicians Group, LLC, an Illinois limited liability company (“OSH-IL”), (vi) OSH-MI Physicians Group, PC, a Michigan professional corporation (“OSH-MI”), (vii) OSH-IN Physicians Group, PC, an Indiana professional corporation (“OSH-IN”), and (viii) each of the Qualified Subsidiaries and Physician Groups of any of the foregoing (the “Additional Borrowers”; and together with Oak Street Health, Oak Street Health MSO, Acorn Network, OSH Physicians, OSH-IL, OSH-MI and OSH-IN, jointly and severally, individually and collectively, “Borrower”), (b) the several banks and other financial institutions or entities from time to time parties thereto as Lender, and (c) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, “Agent”).

A.	Borrower, Lender and Agent are parties to a Loan and Security Agreement dated as of August 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.

Borrower has requested that Agent and Lender consent to Borrower entering into a certain Asset Purchase Agreement by and between Ampersand Health-PA, LLC, a Delaware limited liability company (“Ampersand”) and Oak Street Health MSO in substantially the form attached hereto as Exhibit A (the “Asset Purchase Agreement”) pursuant to which Ampersand will sell, and Oak Street Health MSO will purchase, certain assets in connection with the provision of medical services to Medicare beneficiaries (the “Ampersand Acquisition”), and Agent and Lender are willing to consent to the consummation of the Ampersand Acquisition on the terms and conditions set forth below.

C.	Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Lender has agreed to such request, subject to the terms and conditions set forth below.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation The rules of interpretation set forth in Section 1.1 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Consent to Acquisition.

(a) Notwithstanding the restrictions set forth in Sections 7.6 and 7.9 of the Loan Agreement, Agent and Lender hereby consent to the consummation of the Ampersand Acquisition subject to the terms of this Amendment and compliance by Borrower with the conditions and requirements set forth on Schedule I attached hereto.

(b) The consent provided in this Section 2 shall be limited precisely as written and shall not be deemed to (i) be a waiver or modification of any other term or condition of any Loan Document, or (ii) prejudice any right or remedy which Agent or Lender may now have or may have in the future under or in connection with any Loan Document.

SECTION 3 Amendments to the Loan Agreement.

(a)	The Loan Agreement shall be amended as follows effective as of the date hereof:

(i) New Definitions. The following definitions are added to Section 1.1 of the Loan Agreement in alphabetical order:

“BCBS RI Joint Venture” means that certain joint venture between Borrower and Blue Cross & Blue Shield of Rhode Island or its designated affiliate, which joint venture would be a MSO to and/or, a provider to Medicare- qualified individuals.

“EHCS Joint Venture” means that certain joint venture between Borrower and Evangelical Health Care Services or its designated affiliate, which joint venture would be a MSO to and/or, a provider to Medicare-qualified individuals.

(ii) Amended Definitions.

(1) Clause (xi) in the definition of “Permitted Investment” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(xi) subject to Section 7.21, the Primary Care Joliet Joint Venture, the BCBS RI Joint Venture and the EHCS Joint Venture,”

(2) The definition “Qualified Subsidiary” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Qualified Subsidiary” means any direct or indirect Domestic Subsidiary or Eligible Foreign Subsidiary; provided, however, that in no event shall the Primary Care Joliet Joint Venture, BCBS RI Joint Venture or the EHCS Joint Venture be considered a Qualified Subsidiary for purposes of this Agreement or any other Loan Document.”

(iii) Section 7.21. Section 7.21 of the Loan Agreement is hereby amended and replaced in its entirety as follows:

“7.21 Joint Ventures. Borrower agrees that:

(a) (i) the initial equity capital contribution of Borrower to the Primary Care Joliet Joint Venture shall not exceed One Million Dollars ($1,000,000.00), and (ii) all subsequent equity capital contributions to the Primary Care Joliet Joint Venture shall not exceed One Million Dollars ($1,000,000.00) in the aggregate, unless in each case, any additional capital contribution amounts shall have been approved in advance by Agent in writing.

(b) (i) the initial equity capital contribution of Borrower to the BCBS RI Joint Venture shall not exceed Six Million Dollars ($6,000,000.00), and (ii) all cumulative equity capital contributions to the BCBS RI Joint Venture shall not exceed Eight Million Dollars ($8,000,000.00) in the aggregate, unless in each case, any additional capital contribution amounts shall have been approved in advance by Agent in writing.

(c) (i) the initial equity capital contribution of Borrower to the EHCS Joint Venture shall not exceed Two Million Dollars ($2,000,000.00), and (ii) all cumulative equity capital contributions to the EHCS Joint Venture shall not exceed Three and One Half Million Dollars ($3,500,000.00) in the aggregate, unless in each case, any additional capital contribution amounts shall have been approved in advance by Agent in writing.”

(d) Notwithstanding the foregoing, Investments by Borrower in the Primary Care Joliet Joint Venture, the BCBS RI Joint Venture or the EHCS Joint Venture shall not be permitted if at any time Borrower owns less than fifty percent (50%) of the Equity Interests of such entity, unless otherwise approved in advance by Agent in writing.

(b) References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

SECTION 4 Conditions of Effectiveness. The effectiveness of Section 2 and 3 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) This Amendment. Agent shall have received this Amendment, executed by Agent, Lender and Borrower.

(b) Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to this Amendment:

(i) The representations and warranties contained in Section 5 of this Amendment shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii) There exist no Events of Default or events that with the passage of time could result in an Event of Default.

SECTION 5 Representations and Warranties. To induce Agent and Lender to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and (b) no event that has had, or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing. For the purposes of this Section 5, (i) each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 6 Miscellaneous.

(a) Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lender’s and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 3.1 of the Loan Agreement and hereby reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement and the other Loan Documents.

(b) Conditions. For purposes of determining compliance with the conditions specified in Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c) No Reliance. The Borrower hereby acknowledges and confirms to Agent and the Lender that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(e) Governing Law. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(f) Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(g) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(h) Counterparts This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(i) Loan Documents. This Amendment shall constitute a Loan Document.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

OAK STREET HEALTH, LLC

Signature:	/s/ L. Robert Guenthner
Print Name:	L. Robert Guenthner
Title:	Chief Legal Officer

OAK STREET HEALTH MSO, LLC

Signature:	/s/ L. Robert Guenthner
Print Name:	L. Robert Guenthner
Title:	Chief Legal Officer

ACORN NETWORK, LLC

Signature:	/s/ Mike Pykosz
Print Name:	Mike Pykosz
Title:	Manager

OAK STREET HEALTH PHYSICIANS GROUP, P.C.

Signature:	/s/ James Chow
Print Name:	James Chow
Title:	Assistant Secretary

[BORROWER SIGNATURES CONTINUED ON NEXT PAGE]

OSH-IL PHYSICIANS GROUP, LLC

Signature:	/s/ James Chow
Print Name:	James Chow
Title:	Assistant Secretary

OSH-MI PHYSICIANS GROUP, PC

Signature:	/s/ James Chow
Print Name:	James Chow
Title:	Assistant Secretary

OSH-IN PHYSICIANS GROUP, PC

Signature:	/s/ James Chow
Print Name:	James Chow
Title:	Assistant Secretary

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

LENDER:

HERCULES FUNDING II, LLC

Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel